EXHIBIT 99.1 Bank of America Bank of America 38 38 th th Annual Annual Investment Conference Investment Conference Jay Gellert Chief Executive Officer Health Net, Inc. September 16, 2008

Cautionary Statement
Cautionary Statement
All statements in this presentation, other than statements of historical information, may be deemed to be forward-looking statements and as such are subject to a number of risks and uncertainties. These statements are based on management’s analysis, judgment, belief and expectation only as of the date of this presentation, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, statements including the words “believes,” “anticipates,” “plans,” “expects,” “may,”  “should,”
“could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, rising health care costs, negative prior period claims reserve developments, trends in medical care ratios, unexpected utilization patterns or unexpectedly severe or widespread illnesses, membership declines, rate cuts affecting our Medicare or Medicaid business, issues relating to provider contracts, litigation costs, regulatory issues, operational issues, health care reform and general business conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-
looking statements include, but are not limited to, the risks discussed in the “Risk
Factors” section included within the company's most recent Annual Report on Form
10-K and Quarterly Reports on Form 10-Q for the first and second quarters of 2008 filed with the SEC. Audience participants are cautioned not to place undue reliance on these forward-looking statements. The company undertakes no obligation to publicly revise any of its forward-looking statements to reflect events or circumstances that arise after the date of this presentation.

Non-GAAP Measures
Non-GAAP Measures
•
This presentation includes quarterly and full year income
statement measurements that are not calculated and presented in accordance with Generally Accepted Accounting Principles.
Audience participants should refer to the reconciliation table available in the company’s second quarter 2008 earnings press release, available on the company’s Web site at
www.healthnet.com
which reconciles certain non-GAAP
financial information to GAAP financial information.
•
Management believes that the non-GAAP financial information
discussed in this presentation is useful as it provides the
audience a basis to better understand the company’s results by excluding items that are not indicative of our core operating results for the periods presented.
,

Company Profile
Company Profile
•
National health benefits company serving commercial and
government (Medicare, Medicaid and TRICARE) customers
•
Provide health care benefits to approximately 6.7 million
individuals across the country
•
Offer mental health and pharmacy benefit management
services to approximately 10.3 million individuals
Northeast
region:
CT, NJ, NY
Western
region:
AZ, CA,
OR, WA

5 Diverse Medical Membership Base Diverse Medical Membership Base 2Q08 Premium Revenue Contribution Commercial 51% Medicare 24% TRICARE 18% Medicaid 7%

2008 Issues
2008 Issues
•
Higher flu costs
•
Prior period development from 2007
•
Higher than expected Medicare costs in 2008
•
Higher than expected commercial costs in 2008
•
Lower than planned commercial enrollment
•
California Medicaid rate reduction

7 Key Responses Key Responses • More conservative cost assumptions • 2H08 commercial pricing • 2009 Medicare bid • Continued solid performance in Medi-Cal • Ongoing G&A improvement

Commercial Business
Commercial Business
•
Solid commercial franchises
•
Stable provider networks in all regions
•
Continued pricing discipline
•
Gross margin improvement in 2H08 and 2009
•
Continue to diversify and refresh product portfolio
•
Leverage all distribution channels

Medicare
Medicare
•
Submitted 2009 bid focused on margin
improvement in both PDP and MA
•
Grow network-model MA plans/products
– Reduced focus on PFFS
•
Continue to build on PDP experience
and strengths
•
Opportunities for growth through other
lines of business

Health Net

California HEALTHY FAMILIES

NJ FAMILY CARE

Affordable health coverage. Quality care.

MEDI-CAL

Serving California Since 1966

Medicaid
Medicaid
•
Opportunities for growth through
geographic expansion and reform
•
781,000 members
•
New Jersey:
– 44,000 members in 13 counties
•
California:
– 737,000 members
– Medicaid in 10 counties
– Healthy Families Program in
44 counties
– State may expand Medicaid
managed care program to
11 more counties

Federal Services
Federal Services
•
TRICARE North Managed Care Contract
•
Department of Veterans Affairs
– Claims repricing
– Community-based Outpatient
Clinic Program
– DRG Recovery Audit Contract
•
Partnering with MHN to provide behavioral
health services to military beneficiaries
•
Opportunities
– Dubai Health Authority support
– Expand existing capabilities to
new markets and programs
•
TRICARE Reprocurement

Margin Improvement Opportunities
Margin Improvement Opportunities
•
Multiple systems
•
Inefficient ancillary systems
– Enrollment and billing
– Call centers
•
Aging technology
•
Reliant on manual processes
and workarounds
•
Multiple data warehouses
– Inconsistent operational metrics
– Redundant analytical functions
•
High cost locations
Result is higher G&A PMPM than
Result is higher G&A PMPM than
other key competitors
other key competitors
2006 Membership
Adjusted G&A PMPM*
*HNT Strategy Group Analysis
$20
$22
$25
$27
$15
$18
$21
$24
$27
$30
Low Median High HNT
National and Regional Players

Investment for the Future
Investment for the Future
Additional labor
Consultants
Accelerated depreciation
Employee termination costs
Contract termination costs
Technology write-downs
IT systems migration
Outsourcing
IT systems migration
Outsourcing
Performance improvements and efficiencies
Year of Investment
2008
2008
$50 M in savings
2009
2009
$100 M in savings
2010
2010

Health Net

News Release
HEALTH NET BUYS 2.7 MILLION SHARES
IN ACCELERATED SHARE REPURCHASE
News Release
HEALTH NET BOARD APPROVES $250 MILLION INCREASE
IN SHARE REPURCHASE AUTHORIZATION

•
Annual goal: repurchase 3 to 5 percent of
shares outstanding
•
Approximately $203 million in remaining authority
•
Repurchased approximately 33 million shares at
an average price of $35.18 since the inception of
the share repurchase program in May 2002

As of 6/30/2008
Share Repurchase
Share Repurchase

Well-Positioned for Potential Change
Well-Positioned for Potential Change
Stable networks
Solid commercial
franchises with
expanding margins
Growing and
diversified government
business
Positioned to restore
earnings momentum
Medicare
TRICARE
Medicaid and the
uninsured
Low-cost products
Behavioral health
opportunities
Positioned to Respond to
Environmental Changes
Positioned to Respond to
Environmental Changes
Positioned for Growth
Positioned for Growth